UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 7, 2021

Marsh & McLennan Companies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	MMC	New York Stock Exchange
Chicago Stock Exchange
London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 1, 2021, Marsh & McLennan Companies, Inc. (the “Company”) entered into an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) with BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Barclays Capital Inc. and HSBC Securities (USA) Inc. as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company $400 million aggregate principal amount of its 2.375% Senior Notes due 2031 (the “2031 Notes”) and $350 million aggregate principal amount of its 2.900% Senior Notes due 2051 (the “2051 Notes” and, together with the 2031 Notes, the “Notes.”)

The Notes were registered under the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-258194) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on July 27, 2021 and were offered by means of the Company’s prospectus dated July 27, 2021, as supplemented by the prospectus supplement dated December 1, 2021.

The closing of the sale of the Notes is expected to occur on December 8, 2021, subject to the satisfaction of customary closing conditions. The Notes will be issued pursuant to the indenture dated July 15, 2011, by and between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), filed as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, to be supplemented by a fourteenth supplemental indenture by and between the Company and the Trustee, to be dated as of December 8, 2021, which will be filed with the SEC on a subsequent Current Report on Form 8-K.

The foregoing description of the underwriting agreement is qualified in its entirety by the underwriting agreement included as Exhibit 1.1 hereto and incorporated by reference herein.

Item 8.01	Other Events

On December 1, 2021, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 1, 2021, by and among Marsh & McLennan Companies, Inc. and BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Barclays Capital Inc. and HSBC Securities (USA) Inc., as representatives of the several underwriters named therein.

99.1	Pricing Press Release issued by Marsh & McLennan Companies, Inc. on December 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Connor Kuratek
Name:	Connor Kuratek
Title:	Deputy General Counsel & Corporate Secretary

Date: December 7, 2021

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